Dear Shareholder:

   The year 1995 was an exceptional performance year for the financial markets in general and the same was true for America's Utility Fund. The Fund earned a total return of 32.3% for 1995, placing it 11th in the field of 78 utility sector funds for the period.* Total net assets grew to $163 million from $125 million at the end of 1994.

   The Fund's performance was positively impacted by the decline in interest rates and indications of further potential decreases in long-term rates as well as the rise in the broader stock market averages.

   During the year, the utility industry continued its evolution toward a more competitive environment. Electric utilities, which comprised 58% of the portfolio on December 31st, continued restructuring to compete in an industry which is moving away from government regulation and toward aggressive competition.

   In the future, U.S. utilities will continue to restructure their domestic utility business. Perhaps the most significant new utility strategy in 1995 was the move into the international arena. With reduced growth prospects and increasing competition within the industry, utility companies are beginning to look outside the U.S. for investment opportunities.

   The Fund's Board and investment advisor strive to provide a competitive total return for the future, including a competitive current yield, within prudent parameters for risk and volatility. This commitment will have to be accomplished in a utility industry environment that will see even more dramatic changes in the next five years than it has seen in the last five years.

                             [EAGLE LOGO GOES HERE]

   The Board recognizes the challenges and the need for prudent management, but it also recognizes ample opportunity to realize the Fund's goal which seeks to provide a competitive total return for its shareholders. These opportunities must be addressed in terms of the changes facing the domestic utility industry. Your Board will monitor and evaluate utility industry trends and changes in order to determine whether the investment guidelines of America's Utility Fund should be expanded as the utility industry moves beyond its core domestic utility focus.

   Finally, let me take this opportunity to thank you for your continued participation in America's Utility Fund. It takes patience to invest for the long-term, but it is the best way to save for the future. We look forward to having you as a shareholder in 1996.

                   Sincerely yours,

                   /s/ DAVID L. HEAVENRIDGE

                   David L. Heavenridge
                   Chairman and CEO

* Source: Lipper Analytical Services

                                  DOLLAR-COST

   More and more, investors are using dollar-cost averaging to avoid trying to "time" investment purchases or sales.

   America's Utility Fund, with its dollar-cost averaging installment payment option, has provided shareholders with a way to turn market uncertainty to their advantage.*

   Dollar-cost averaging means you simply invest the same amount of money at evenly spaced time periods. It doesn't matter whether the market moves up or down while you're investing.

   The chart below illustrates how dollar-cost averaging works.** Assume you decide to invest $30 a month in a mutual fund over the next 12 months and the fund price fluctuates.

                                        SHARES      CUMULATIVE SHARES       TOTAL
MONTH                   SHARE COST     PURCHASED        PURCHASED         INVESTMENT
JANUARY                   $15.00          2.0              2.0              $ 30.00
FEBRUARY                  $20.00          1.5              3.5              $ 60.00
MARCH                     $15.00          2.0              5.5              $ 90.00
APRIL                     $12.00          2.5              8.0              $120.00
MAY                       $10.00          3.0             11.0              $150.00
JUNE                      $ 8.00          3.8             14.8              $180.00
JULY                      $10.00          3.0             17.8              $210.00
AUGUST                    $10.00          3.0             20.8              $240.00
SEPTEMBER                 $10.00          3.0             23.8              $270.00
OCTOBER                   $ 8.00          3.8             27.5              $300.00
NOVEMBER                  $10.00          3.0             30.5              $330.00
DECEMBER                  $12.00          2.5             33.0              $360.00
AVERAGE COST OF
SHARES PURCHASES          $10.91

COST OF LUMP-SUM
PURCHASE IN JANUARY       $15.00

      *This method of investing involves continous investment in a security regardless of fluctuating price levels and you should consider your financial ability to continue purchases through periods of low price levels. It won't assure a profit or protect you from loss in declining markets or against loss if you stop the program when the value of your account is less than the cost of the shares you bought.

                                   AVERAGING

   When the price of the fund is low, you buy more shares; when the price is high you buy fewer shares. This can potentially result in an average cost per share that is less than the average share price.

   In the illustration provided below, the average cost of shares purchased is $10.91. Had you made a lump-sum investment in January, the cost would have been $15 per share.

   So rather than trying to figure out the best time to buy and sell, you may want to invest on a periodic basis and avoid the highs and lows.

   America's Utility Fund offers investors this option through our monthly installment plan with a $20 per month minimum.


      ** This hypothetical example does not represent the results of an installment purchase in America's Utility Fund. America's Utility Fund may perform better or worse than this example.

MANAGEMENT DISCUSSION AND ANALYSIS

by John G. Davenport Portfolio Manager

   Last year was a welcome relief to the difficult and disappointing utility market of 1994. For the year 1995 America's Utility Fund produced a total return including capital appreciation and dividends of 32.3%, a strong performance compared to other utility sector funds. This was the result of many positive developments to be reviewed in this letter. Of course, the most important issue is not what happened last year, but what can reasonably be expected in the year ahead. Although the markets rarely get much better than 1995, and expectations should be tempered accordingly, we believe the Fund is well-positioned to add to its recent gains. Many of the favorable factors boosting utility stock returns last year are still in place and likely to continue in 1996.

DECLINING INTEREST RATES

   To slow the overheating economy and contain inflation, the Federal Reserve raised interest rates dramatically in 1994. Forced to maintain dividend yields that were competitive with the rising interest rates, utility stock prices fell. The Federal Reserve appears to have achieved its mission so far. The economy is clearly slowing and inflation has remained remarkably low for this late in an expansion. These results have led to a reversal of the interest rate increases of 1994, as the 10-year treasury bond ended last year at a 5.6% yield, almost exactly where it began in 1994. As interest rates declined last year, investors were willing to accept lower dividend yields from utility stocks and prices rose accordingly.

GROWING COMPETITIVENESS

   The past year also produced a more realistic view of the competitive and regulatory restructuring issues emerging in the electric utility industry. Although the inevitable transition to a more competitive national power market is well underway -- at least 35 states are already weighing various approaches to competitive power markets -- investors recognize that this enormous change will not happen overnight. Regulators are realizing that there needs to be a reasonably structured transition process that balances the interests of many constituencies.

MEANWHILE...

   While investors have become more realistic about the timing of increased electric utility competition, utility managements will have to use this breathing room wisely. The regulated utility marketplace has produced few obvious winners or losers in the past, a condition that will certainly change. Increased competition naturally brings increased opportunities and risks. Financial, operational, and managerial strengths will become more evident and much more important to shareholder returns in the years to come.

STOCK SELECTION

   Our stock selection process closely examines the competitive position of each company. We focus on companies with low cost structures, attractive service territories, diversified customer bases, solid financial positions, and sensible strategies. We are not interested in stocks that appear cheap, but have real competitive disadvantages. We invest in companies that we believe can not only defend their own markets, but successfully penetrate other markets as deregulation unfolds. Our strong belief that these stocks offer both lower risk and higher long-term return was supported by their superior performance in the past year.

   Another recent positive influence on utility stocks has been their so-called defensive characteristics. The term "defensive" simply implies that utility results are less vulnerable to a downturn in the economy. Regardless of whether a recession actually occurs, we are confident that industrial corporate profits will peak at some time in the next year. The typically stable results of utilities should become relatively more attractive in this scenario. Consequently, utility stock valuations relative to other industries should improve in 1996.

DIVERSIFICATION

   Over the past two years, the Fund has better diversified within the overall utility sector. Electric utility stocks now represent 58% of the portfolio as we have continued to increase the allocation to telecommunication stocks (21%), natural gas distribution stocks (7.7%), and corporate bonds (4.7%). We expect this diversification process to continue and would not be surprised to see electric utilities make up only 50% of the portfolio by year-end. Greater diversification reduces the volatility of the Fund, and at the same time, provides more opportunities to improve the long-term return.

   The benefits of diversification were particularly evident in 1995. Although the electric utility stocks had a good year, our telecommunication stocks were by far the best performers. Driven by technological advances and lower costs, demand for telecommunication services has been very strong. These favorable conditions have enabled the local telephone and long distance companies to show earnings and dividend growth well above the average electric utility. Although the telecommunication industry is also facing major regulatory and competitive changes, we believe the positive outlook for demand in this area should make these stocks meaningful to the Fund in the future.

1996 OUTLOOK

   We believe the Fund has the potential to perform well in the year ahead. The transition to competition should proceed at a reasonable pace, and our core holdings are well equipped to take advantage of the opportunities competition brings. The economic backdrop should also support these shares this year. As the economy continues to decelerate, interest rates are likely to remain stable or move down and corporate earnings are likely to turn down. Both of these factors should support utility stock valuations, which currently appear to be at reasonably attractive levels. Although we are unlikely to repeat the gains of 1995, we find ample reason to expect solid progress.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 1995
                    ONE YEAR       SINCE INCEPTION (5/5/92)*
                     32.30%             10.85%
               SEC CURRENT YIELD AS OF DECEMBER 31, 1995 3.86%**

                               [CHART GOES HERE]



                          5/92    6/92    9/92    12/92   3/93    6/93    9/93    12/93
America's Utility Fund   10,000  10,170  10,892  11,190  12,235  12,642  13,198  12,679
S&P Utilities Index~      9,985  10,122  10,919  11,195  12,402  12,696  13,586  12,811



                          3/94    6/94    9/94    12/94   3/95    6/95    9/95    12/95

America's Utility Fund   11,290  10,728  11,141  11,019  11,759  12,479  13,485  14,577
S&P Utilities Index~     11,753  11,750  11,806  11,794  12,607  13,544  15,105  16,691



    PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

      * Reflects operation of America's Utility Fund from the date of inception 5/5/92 through 12/31/95.

     ** SEC current yield is calculated by dividing the net investment income per share for the 30 days ended 12/31/95 by the offering price per share on that date. The figure is then compounded and annualized.

    *** Represents a hypothetical investment of $10,000 in America's Utility
        Fund. Performance assumes the reinvestment of all dividends and distributions.

      ~ The S&P Utilities Index is one of four broad sectors in the S&P 500
        Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.

    This material must be preceded or accompanied by a current Prospectus for America's Utility Fund, which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before you invest or send money.

AMERICA'S UTILITY FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 1995

 Shares or                                      Market Value
Face Amount            Common Stocks                (Note 2)
              PUBLIC UTILITY - ELECTRIC -
                57.93%
212,000       Allegheny Power Systems, Inc.     $  6,068,500
188,000       Baltimore Gas & Electric Company     5,358,000
182,000       Central and Southwest
                Corporation                        5,073,250
 94,950       Cinergy Corporation                  2,907,844
145,000       Detroit Edison Company               5,002,500
191,000       DPL, Inc.                            4,727,250
139,950       DQE, Inc.                            4,303,462
 65,000       Duke Power Company                   3,079,375
125,000       Eastern Utilities Associates
                Company                            2,953,125
 95,500       General Public Utilities
                Corporation                        3,247,000
114,000       IPALCO Enterprises, Inc.             4,346,250
122,250       LG&E Energy Corporation              5,165,062
 33,800       NIPSCO Industries, Inc.              1,292,850
 88,200       Northern States Power Company        4,332,825
185,000       Ohio Edison Company                  4,347,500
209,000       Potomac Electric Power Company       5,486,250
143,000       Public Service Company of
                Colorado                           5,058,625
110,000       Public Service Enterprise Group,
                Inc.                               3,368,750
194,000       SCANA Corporation                    5,553,250
203,000       Southern Company                     4,998,875
109,500       TECO Energy Company                  2,805,938
145,500       Western Resources, Inc.              4,856,063
                                                  94,332,544
              PUBLIC UTILITY - NATURAL GAS -
                7.66%
114,000       Brooklyn Union Gas Company           3,334,500
 35,000       Indiana Energy                         835,625
118,000       Nicor, Inc.                          3,245,000
 90,000       Pacific Enterprise Company           2,542,500
 75,000       Questar Corporation                  2,512,500
                                                  12,470,125

 Shares or                                      Market Value
Face Amount            Common Stocks                (Note 2)
              TELECOMMUNICATIONS - 20.61%

    58,000    AT&T Corporation                    $  3,755,500
    80,000    Ameritech                              4,720,000
   135,000    GTE Corporation                        5,940,000
   193,000    MCI Communications Corporation         5,042,125
    65,000    NYNEX Corporation                      3,510,000
    41,000    SBC Communications Corporation         2,357,500
   132,000    Sprint Corporation                     5,263,500
    83,000    U.S. West, Inc.                        2,967,250
                                                    33,555,875
              Total Common Stocks - 86.20%
                (cost $122,459,120)                140,358,544

              CORPORATE BONDS - 4.67%

$1,250,000    Duke Power Company, 8.00%,
                  11/1/99                            1,345,312
 2,000,000    Pacific Gas & Electric Company,
                  5.88%, 10/1/05                     1,940,000
 2,000,000    Texas Utilities Electric
                  Company, 8.25%, 4/1/04             2,252,500
 2,000,000    Washington Water Power, 6.75%,
                  4/15/99                            2,059,960
              Total Corporate Bonds
                (cost $7,309,435)                    7,597,772

              TEMPORARY INVESTMENTS - 8.74%

13,930,000    Federal Home Loan Bank, Discount
                  Note, 5.60%, due 1/2/96           13,927,833
   305,668    Mellon Bank Deposit Instruments
                at 5.45%, dated 12/29/95, due
                1/2/96                                 305,668
              Total Temporary Investments
                (cost $14,233,551)                  14,233,501
              TOTAL INVESTMENTS - 99.61%
                (COST $144,002,106)                162,189,817
              OTHER ASSETS LESS LIABILITIES -
                0.39%                                  640,541
              NET ASSETS - 100.00%                $162,830,358

See notes to financial statements.

AMERICA'S UTILITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995



ASSETS
Investments, at market value --
  identified cost $144,002,106 (Note 2)         $162,189,817
Receivables
  Dividends and interest receivable                  784,807
  Capital shares sold                                147,335
      Total assets                               163,121,959
LIABILITIES
Dividends payable                                    107,708
Capital shares redeemed                               35,059
Accrued expenses                                     148,834
      Total liabilities                              291,601
NET ASSETS                                      $162,830,358
Net Assets represented by:
Additional paid-in capital                      $149,272,638
Undistributed net investment income                   46,671
Accumulated net realized loss on investment
  transactions                                    (4,676,662)
Net unrealized appreciation of investments        18,187,711
  Net Assets                                    $162,830,358
  Shares outstanding                               6,586,756
Net Asset Value Per Share                       $      24.72




STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

INVESTMENT INCOME
  Dividends                                      $ 6,918,646
  Interest                                         1,150,636
    Total investment income (Note 2)               8,069,282
EXPENSES
  Administrative service fees (Note 5)               948,530
  Investment advisor fees (Note 5)                   323,431
  Shareholder reports                                168,544
  Shareholder services fees (Note 5)                 140,179
  Printing and postage expenses                       69,745
  Directors' fees                                     58,508
  Transfer agent fees (Note 5)                        56,072
  Legal fees                                          46,254
  Custody fees                                        35,000
  Audit fees                                          22,000
  Registration fees                                   21,625
  Insurance and other                                 35,088
    Total expenses                                 1,924,976
Deduct
  Expenses assumed by administrative services
    company (Note 5)                                (185,103)
Net expenses                                       1,739,873
Net investment income                              6,329,409
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                 1,297,943
  Change in unrealized appreciation or
    depreciation of investments for the year      33,092,284
  Net realized and unrealized gain on
    investments                                   34,390,227
  Net increase in net assets resulting from
  operations                                     $40,719,636

See notes to financial statements.

AMERICA'S UTILITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994

                                        1995           1994
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income             $  6,329,409   $  5,793,402
  Net realized gain (loss)
    on investments                     1,297,943     (6,104,101)
  Change in unrealized
    appreciation (depreciation) of
    investments                       33,092,284    (17,180,151)
Increase (decrease) in net assets
  resulting from operations           40,719,636    (17,490,850)
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income               (6,298,780)    (5,804,002)
CAPITAL SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares    18,986,502     31,649,629
  Reinvested distributions             5,908,003      5,558,294
  Cost of shares redeemed            (21,494,033)   (22,429,458)
    Change in net assets from
      capital share transactions       3,400,472     14,778,465
Increase (decrease) in net assets     37,821,328     (8,516,387)

Net assets
  Beginning of year                  125,009,030    133,525,417
  End of year                       $162,830,358   $125,009,030

FINANCIAL HIGHLIGHTS

                                                                               1995         1994         1993        1992(a)
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 19.50      $ 23.54      $ 21.95      $ 20.54
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                          0.96         0.96         0.91         0.63
  Net realized and unrealized gain (loss) on investments                         5.22        (4.04)        2.00         1.80
     Total from investment operations                                            6.18        (3.08)        2.91         2.43
LESS DISTRIBUTIONS
  Dividends from net investment income                                           0.96         0.96         0.92         0.67
  Distributions from net realized capital gains                                  0.00         0.00         0.40         0.35
     Total distributions                                                         0.96         0.96         1.32         1.02
NET ASSET VALUE, END OF PERIOD                                                $ 24.72      $ 19.50      $ 23.54      $ 21.95

Total Return                                                                    32.30%      (13.10%)      13.26%       18.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                                       $162.83      $125.01      $133.53      $ 43.67
Ratio of expenses to average net assets                                          1.21%        1.21%        1.21%        1.21%
Ratio of expenses to average net assets before expense reductions                1.34%        1.33%        1.41%        1.41%
Ratio of net investment income to average net assets                             4.40%        4.66%        4.19%        4.99%
Portfolio turnover rate                                                         27.77%       28.85%       21.20%       24.16%

(a) Dividends from net investment income include investment income earned prior to commencement of sales to the public. The total return and the ratios to average net assets are annualized.

See notes to financial statements.

AMERICA'S UTILITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

NOTE 1: ORGANIZATION

America's Utility Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland corporation on January 28, 1992. On February 14, 1992 (initial investment date), the Fund sold 500,000 shares of common stock to Dominion Resources, Inc., the ultimate parent of America's Utility Fund Service Company, for $10,000,000. The Fund commenced sales to the public on May 5, 1992. The following summarizes the significant accounting policies of the Fund.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION. Investments in securities traded on a national securities exchange and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

REPURCHASE AGREEMENTS. It is the policy of the Fund to require that repurchase agreement investments be fully collateralized at all times. Procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

FEDERAL INCOME TAXES. The Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. Effective January 1, 1994, the Fund began accounting and reporting for distributions to shareholders in accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of certain distributions to shareholders for financial reporting purposes. The cumulative effect of adopting the statement was to reclassify $967,486 to accumulated net realized gains from undistributed net investment income, due to the tax treatment of net short-term capital gains for tax purposes. At December 31, 1995, the Fund, for federal tax purposes, had a capital loss carryover of approximately $4,806,158. Pursuant to the Internal Revenue Code, such capital loss carryover will expire in 2002.

DISTRIBUTION TO SHAREHOLDERS. Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions of capital gains, if any, are made annually.

SECURITY TRANSACTIONS. The Fund records security transactions on the trade date. Gains and losses on securities sold are determined on the first-in, first-out
(FIFO) method. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT INCOME. Dividend income is recognized on the ex-dividend date, and interest income is recognized daily on an accrual basis.

NOTE 3: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $39,125,520 and $35,317,878, respectively. Net unrealized appreciation at December 31, 1995, based on the cost of securities for federal income tax purposes of $144,002,106 is as follows:

Gross unrealized appreciation                 $19,133,976
Gross unrealized depreciation                    (946,265)
Net unrealized appreciation                   $18,187,711

NOTE 4: CAPITAL SHARE TRANSACTIONS

As of December 31, 1995 there were 500,000,000 shares of $0.0001 par value capital stock authorized. Transactions in Fund shares were as follows:

                                          Year
                                         Ended      Year Ended
                                        12/31/95     12/31/94
Shares sold                              874,570     1,529,357
Shares issued upon reinvestment
  of dividends                           264,072       278,823
Shares redeemed                         (962,767)   (1,069,298)
                                         175,875       738,882

NOTE 5: ADMINISTRATIVE SERVICES FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Commonwealth Investment Counsel, Inc. ("Commonwealth"), serves as investment manager to the Fund under a Management Contract dated September 9, 1995. Commonwealth is a wholly owned subsidiary of Mentor Investment Group, Inc., which in turn is a wholly owned subsidiary of Wheat First Butcher Singer Inc. Commonwealth receives for its services an annual investment management fee expressed as a percentage of average daily net assets as follows: 0.75% of the first $5 million of average daily net assets, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million and 0.10% of the average daily net assets in excess of $300 million.

Mentor Investment Group, Inc. ("Mentor") provides administrative personnel and services to the Fund under an Administration Agreement dated August 21, 1995. Pursuant to the Agreement, the Fund pays Mentor a fee at the annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Commonwealth pursuant to the Management Contract.

Prior to August 21, 1995, the Fund paid fees to America's Utility Fund Service Company ("AUFSC") under an Administrative Services and Transfer Agency Agreement, pursuant to which AUFSC provided administrative, transfer agency and dividend disbursing agency services. The Fund paid fees under that Agreement at an annual rate of 1.00% of the Fund's average daily net assets less the amount of any fees payable to the Fund's investment adviser.

The Fund has entered into a Shareholder Services Agreement with Mentor dated August 21, 1995, pursuant to which Mentor, itself, through AUFSC, or through other financial institutions, provides shareholder support services to the Fund and its shareholders. The Fund pays fees to Mentor under that Agreement at an annual rate of 0.25% of the Funds average daily net assets. Pursuant to a Sub-Shareholder Services Agreement between Mentor and AUFSC, Mentor in turn pays fees to AUFSC at the same annual rate of the Fund's assets in respect of which AUFSC provides specified shareholder services.

AUFSC also receives fees from the Fund's transfer agent for services performed under a Sub-Transfer Agency Agreement dated August 21, 1995. Pursuant to that Agreement, the transfer agent pays AUFSC a fee at the annual rate of 0.10% of the Fund's average daily net assets attributable to shares held by the shareholders to whom AUFSC provides such sub-transfer agency services.

AUFSC (prior to August 21, 1995) agreed, and Mentor (after August 21, 1995) has agreed, to bear the expenses of the Fund to the extent total Fund operating expenses exceed 1.21% of the Fund's average daily net assets. Mentor has agreed to maintain the expense limitation in effect until September 11, 1996. As a result of this expense limitation, AUFSC and Mentor incurred expenses of $118,162 and $66,941 respectively, for the Fund during the 1995 fiscal year.

As of December 31, 1995 Dominion Resources, Inc. and subsidiaries owned 168,016 shares of capital stock, representing 2.6% of the total shares (market value $4,153,345).

                             Income Tax Information

Of the ordinary income distributions paid during the period ended December 31, 1995, the Fund is designating 100% as eligible for the dividends-received exclusion for corporations.

This material must be preceded or accompanied by a current Prospectus for America's Utility Fund. It contains complete information regarding fees and expenses. Please read it carefully before investing or sending money.

REPORT OF INDEPENDENT AUDITORS
The Shareholders and Board of Directors
America's Utility Fund, Inc.

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of America's Utility Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the years ended December 31, 1995, 1994 and 1993, and for the period May 5, 1992 (commencement of sales to the public) through December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of America's Utility Fund, Inc. as of December 31, 1995 and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Richmond, Virginia
January 26, 1996